                                                                    EXHIBIT 10.1

                                                                  Execution Copy



            AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

                  AMENDMENT NO. 1 dated as of September 15, 1998 between LAMAR ADVERTISING COMPANY (the "Borrower"); each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereof (the "Subsidiary Guarantors"); each of the financial institutions that is a signatory hereto (the "Lenders"); and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                  WHEREAS, the Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of July 16, 1998 (as heretofore amended, the "Credit Agreement");

                  WHEREAS, the Borrower intends to acquire all of the stock of Outdoor Communications, Inc. ("OCI"), a Delaware corporation, pursuant to that certain Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of August 10, 1998 between the Borrower and the stockholders of OCI (the "OCI Acquisition");

                  WHEREAS, immediately after the OCI Acquisition, OCI will be merged (the "Merger") with and into the Borrower pursuant to an Agreement and Plan of Merger (the "Merger Agreement" and together with the Stock Purchase Agreement, the "Acquisition Documents") to be executed between OCI and the Borrower, with the Borrower being the surviving corporation;

                  WHEREAS, OCI, certain Subsidiaries of OCI, certain lenders party thereto and The Chase Manhattan Bank, as Administrative Agent, are party to a Credit Agreement dated as of August 15, 1997 (as heretofore amended, the "OCI Credit Agreement"); and

                  WHEREAS, in connection with the OCI Acquisition and the Merger, the Borrower has requested that the Lenders and the Administrative Agent amend the Credit Agreement so that, as amended, the Credit Agreement replace and refinance the OCI Credit Agreement.

                  Accordingly, the parties hereto agree as follows:

                  Section 1. Definitions. Capitalized terms used but not otherwise defined herein have the meanings given them in the Credit Agreement.

                  Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 hereof, but effective as of the date that the OCI Acquisition and Merger shall have been consummated in accordance with the terms of the Acquisition Documents (the "Amendment No. 1 Effective Date"), the Credit Agreement shall be amended as follows:


            Amendment No. 1 to Amended and Restated Credit Agreement

                  2.01. General. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" ( and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                  2.02. Definitions. Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions and inserting the same in the appropriate alphabetical locations as follows:

                  "Amendment No. 1" means Amendment No. 1 to this Agreement dated as of September 15, 1998 between the Borrower, the Subsidiary Guarantors, the Lenders party thereto and the Administrative Agent.

                  "Amendment No. 1 Effective Date" has the meaning assigned to such term in Amendment No. 1.

                  "Merger Agreement" has the meaning assigned to such term in Amendment No. 1.

                  "OCI" has the meaning assigned to such term in Amendment No.
         1.

                  "OCI Acquisition" has the meaning assigned to such term in Amendment No. 1.

                  "OCI Credit Agreement" has the meaning assigned to such term in Amendment No. 1.

                  "OCI Indenture" means the Indenture dated as of August 15, 1997 between OCI, OCI (N) Corp., OCI (S) Corp. and OCIH LLC, as Guarantors, and First Union National Bank, as Trustee.

                  "OCI Subordinated Indebtedness" means Indebtedness in respect of the OCI Subordinated Notes.

                  "OCI Subordinated Notes" means the 9-1/4% Senior Subordinated Notes due 2007 issued under the OCI Indenture in the original principal amount of $105,000,000.

                  2.03. Prepayment of Loans. Section 2.09(b)(ii) of the Credit Agreement is amended (i) by replacing "twelve months" with "180 days" wherever "twelve months" appears therein and (ii) by replacing "$20,000,000" in the last sentence thereof with "$10,000,000".



            Amendment No. 1 to Amended and Restated Credit Agreement

                  2.04. Each Extension of Credit. Section 5.03 of the Credit Agreement is amended by adding a new clause (d) immediately after clause (c) thereof reading as follows:

                  "(d) Compliance with OCI Indenture. If at the time of, and after giving effect to, any such Borrowing, or (as applicable) the date of issuance, amendment, renewal or extension of such Letter of Credit, the sum of the aggregate amount of the Revolving Credit Exposure plus the aggregate outstanding amount of Term Loans and Incremental Loans is greater than $200,000,000, the Borrower shall deliver a certificate of a Financial Officer setting forth calculations in reasonable detail demonstrating compliance with Section 4.8 of the OCI Indenture."

                  2.05. Indebtedness. Section 7.01(c) of the Credit Agreement is amended to read in its entirety as follows:

                  "(c) Indebtedness existing on the date hereof (or, in the case of the OCI Subordinated Indebtedness, on the effectiveness of the OCI Acquisition) and set forth in Schedule 7.01 and (x) in the case of any such Indebtedness (other than the Senior Subordinated Notes and the OCI Subordinated Notes), any extension, renewal, refunding or replacement of such Indebtedness that does not increase the principal amount of such Indebtedness outstanding on the date hereof and (y) in the case of the Senior Subordinated Notes or the OCI Subordinated Notes, (A) any extension or renewal thereof so long as such Senior Subordinated Notes or OCI Subordinated Notes, as so extended or renewed, would have been permitted to be issued on the date of such extension or renewal under paragraph (b) above and (B) any refunding or replacement thereof from the proceeds of New Senior Subordinated Notes issued in accordance with paragraph (b) above that does not increase the principal amount of such Indebtedness outstanding on the date of such refunding or replacement;"

                  2.06. Indebtedness. Section 7.01 of the Credit Agreement is amended by inserting a new clause (g) thereto (and in that connection, the "; and" at the end of clause (f) is amended to be ";" and the current clause (g) is amended to be clause (h)) as follows:

                  "(g) Indebtedness of the Borrower to the stockholders of OCI in an aggregate principal amount not exceeding $45,000,000; provided that such Indebtedness is incurred solely in connection with, and represents the deferred purchase price of, the OCI Acquisition; and"

                  2.07. Merger. Clause (a) of the second paragraph of Section
7.04 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "(a) any Restricted Subsidiary may be merged or consolidated with or into any other Restricted Subsidiary, and OCI may be merged into the Borrower pursuant to the Merger Agreement; provided that if any such transaction shall be between a Restricted Subsidiary and a Wholly Owned Restricted Subsidiary of the Borrower, the Wholly Owned Restricted Subsidiary shall be the continuing or surviving corporation;"




            Amendment No. 1 to Amended and Restated Credit Agreement

                  2.08. Investments. Section 7.05(a)(i) of the Credit Agreement is amended to read in its entirety as follows:

                  "(i) Investments by the Borrower and its Restricted Subsidiaries in Subsidiaries and by any Restricted Subsidiary in the Borrower (including Guarantees by the Borrower of Indebtedness of any Subsidiary and by any Restricted Subsidiary of Indebtedness of the Borrower or any other Subsidiary), provided that the aggregate amount of any such Investments (including Guarantees) by the Borrower and its Restricted Subsidiaries in Unrestricted Subsidiaries after the date hereof (net of returns on such Investments after the date hereof) shall not exceed $100,000,000 and no such Investment may be made at any time that a Default exists or if a Default would result therefrom;"

                  2.09. Restrictive Agreements. Section 7.08 of the Credit Agreement is amended to read in its entirety as follows:

                  "SECTION 7.08. RESTRICTIVE AGREEMENTS. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Restricted Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Restricted Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Restricted Subsidiary or to Guarantee Indebtedness of the Borrower or any other Restricted Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and conditions imposed by the Senior Subordinated Notes Indentures, any New Senior Subordinated Notes Indenture, the OCI Indenture or any indenture pursuant to which the refunding or replacement of Indebtedness in respect of the Senior Subordinated Notes or OCI Subordinated Notes occurs in accordance with the terms of this Agreement, (iii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 7.08 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iv) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Restricted Subsidiary pending such sale, provided such restrictions and conditions apply only to the Restricted Subsidiary that is to be sold and such sale is permitted hereunder, (v) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (vi) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof."



            Amendment No. 1 to Amended and Restated Credit Agreement

                  2.10. Certain Financial Covenants. Section 7.09(c) of the Credit Agreement is amended to read in its entirety as follows:

                  "(c) Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio at any time during the period below to be less than the ratio set opposite such period below:



                          Period                                    Ratio
                          ------                                    -----

               From the Effective Date
                 through November 30, 1999                        1.70 to 1

               From December 01, 1999
                 through December 30, 2000                        1.80 to 1

               From December 31, 2000
                 through December 30, 2001                        2.00 to 1

               From December 31, 2001
                 and at all times thereafter                      2.10 to 1"


                  2.11. Subordinated Indebtedness. Section 7.11 of the Credit Agreement is amended to read in its entirety as follows:

                  "SECTION 7.11. SUBORDINATED INDEBTEDNESS. Except as permitted by Section 7.01(c), the Borrower will not, nor will it permit any of its Restricted Subsidiaries to, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Subordinated Indebtedness, except for regularly scheduled payments or prepayments of principal and interest in respect thereof required pursuant to the instruments evidencing such Subordinated Indebtedness; provided that the Borrower shall be permitted to make an offer to purchase, and to effect the purchase of, the OCI Subordinated Indebtedness on the terms of, and solely in order to comply with,
         Section 4.15 of the OCI Indenture."

                  2.12. Modification of Certain Documents. Section 7.12 of the Credit Agreement is amended to read in its entirety as follows:

                  "SECTION 7.12. MODIFICATIONS OF CERTAIN DOCUMENTS. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, consent to any modification, supplement or waiver of any of the provisions of any documents or agreements evidencing or governing any Senior Subordinated Notes or OCI Subordinated Notes or (after the issuance thereof in accordance with the requirements of Section 7.01(b)) any New Senior Subordinated Notes without the prior consent of the Required Lenders, provided that, subject to the last paragraph of Section 6.10(a), the Borrower may




            Amendment No. 1 to Amended and Restated Credit Agreement supplement the Senior Subordinated Notes Indentures, the OCI Indenture or the New Senior Subordinated Notes Indentures in order to add or delete Subsidiaries as guarantors thereunder as required or permitted by the terms thereof without the prior consent of the Required Lenders. Without limiting the generality of the foregoing, except for Guarantees by Restricted Subsidiaries of the Borrower required by the Senior Subordinated Notes Indentures, the OCI Indenture or the New Senior Subordinated Notes Indentures, as the case may be, the Borrower will not permit any Restricted Subsidiary to Guarantee any other Subordinated Indebtedness without the prior consent of the Required Lenders."

                  2.13. Successor Facility. Section 10.13 of the Credit Agreement is amended to read in its entirety as follows:

                  "SECTION 10.13. SUCCESSOR FACILITY. This Agreement is intended to be a successor to the Existing Credit Agreement and to replace and refinance the OCI Credit Agreement and to constitute (i) the "Senior Credit Facility" under and for all purposes of each of the Senior Subordinated Notes Indentures and (ii) the "New Credit Facility" under and for all purposes of the OCI Indenture."

                  2.14. Schedule 7.01. Schedule 7.01 of the Credit Agreement is hereby amended to read as set forth in Annex 1 hereto.

                  Section 3. Representations and Warranties. The Borrower and each Subsidiary Guarantor hereby represent and warrant to the Lenders and the Administrative Agent that the representations and warranties set forth in
Article IV of the Credit Agreement are, on the date hereof, and will be, on the Amendment No. 1 Effective Date, true and complete as if made on and as of each such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference in such representations and warranties to "this Agreement" included reference to the Credit Agreement as amended by this Amendment No. 1.

                  Section 4. Conditions Precedent. The effectiveness of the amendments set forth in Section 2 hereof is subject to the condition precedent that the Administrative Agent shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

                  A. Agreement. Counterparts of this Amendment No. 1, duly executed and delivered by the Borrower, each Subsidiary Guarantor, the Required Lenders and the Administrative Agent.

                  B. OCI Acquisition. Evidence that the Acquisition Documents shall have been duly authorized, executed and delivered (with copies thereof) and that all conditions precedent to the OCI Acquisition and the Merger shall have been (or are being concurrently) satisfied, and that the OCI Acquisition and the Merger are being concurrently consummated (and that all filings of articles of merger and any other necessary merger filings with appropriate state authorities are being concurrently made).




            Amendment No. 1 to Amended and Restated Credit Agreement

                  C. Opinions of Counsel. The Administrative Agent shall have received (i) the written opinions (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 1 Effective Date) of counsel to the Borrower and to OCI which are delivered in connection with the OCI Acquisition, which opinions may be delivered subject to the effectiveness of the amendments set forth in Section 2 hereof and
         (ii) a written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 1 Effective Date) of counsel to the Borrower to the effect that, immediately following the consummation of the OCI Acquisition and the Merger, this Amendment No. 1 will constitute a refinancing and replacement of the "New Credit Facility" under the OCI Indenture.

                  D. OCI Credit Agreement. Evidence that (i) all principal of and interest accrued on the outstanding loans under the OCI Credit Agreement and the fees and expenses and all other amounts owing thereunder shall have been paid in full with the proceeds of Borrowings under the Credit Agreement, (ii) the Commitments (as defined in the OCI Credit Agreement) shall have terminated and (iii) all Liens securing any obligations under the OCI Credit Agreement shall have been released (or arrangements satisfactory to the Banks (as defined in the OCI Agreement) have been made).

                  E. Other Documents. Such other documents as either the Administrative Agent or any Lender or Special Counsel may reasonably request.

                  Section 7. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart and sending the same by telecopier, mail messenger or courier to the Administrative Agent or counsel to the Administrative Agent. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.



            Amendment No. 1 to Amended and Restated Credit Agreement

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the day and year first above written.


                                    LAMAR ADVERTISING COMPANY


                                    By:  /s/ KEITH A. ISTRE
                                       -----------------------------------------
                                       Title: Chief Financial Officer

                                    SUBSIDIARY GUARANTORS

                                    INTERSTATE LOGOS, INC.
                                    THE LAMAR CORPORATION
                                    LAMAR ADVERTISING OF MOBILE, INC.
                                    LAMAR ADVERTISING OF COLORADO
                                      SPRINGS, INC.
                                    LAMAR ADVERTISING OF SOUTH
                                      MISSISSIPPI, INC.
                                    LAMAR ADVERTISING OF JACKSON, INC.
                                    LAMAR TEXAS GENERAL PARTNER, INC.
                                    LAMAR ADVERTISING OF SOUTH
                                      GEORGIA,  INC.
                                    LAMAR TENNESSEE LIMITED PARTNER, INC.
                                    TLC PROPERTIES, INC.
                                    TLC PROPERTIES II, INC.
                                    LAMAR PENSACOLA TRANSIT, INC.
                                    LAMAR ADVERTISING OF
                                      YOUNGSTOWN, INC.
                                    NEBRASKA LOGOS, INC.
                                    OKLAHOMA LOGO SIGNS, INC.
                                    MISSOURI LOGOS, INC.
                                    OHIO LOGOS, INC.
                                    UTAH LOGOS, INC.
                                    TEXAS LOGOS, INC.
                                    MISSISSIPPI LOGOS, INC.
                                    GEORGIA LOGOS, INC.
                                    SOUTH CAROLINA LOGOS, INC.
                                    VIRGINIA LOGOS, INC.
                                    MINNESOTA LOGOS, INC.
                                    MICHIGAN LOGOS, INC.
                                    NEW JERSEY LOGOS, INC.
                                    FLORIDA LOGOS, INC.
                                    KENTUCKY LOGOS, INC.


            Amendment No. 1 to Amended and Restated Credit Agreement

                               NEVADA LOGOS, INC.
                               TENNESSEE LOGOS, INC.
                               KANSAS LOGOS, INC.
                               LAMAR ADVERTISING OF
                                 HUNTINGTON - BRIDGEPORT, INC.
                               LAMAR ADVERTISING OF PENN, INC.
                               LAMAR ADVERTISING OF MISSOURI, INC.
                               LAMAR ADVERTISING OF MICHIGAN, INC.
                               LAMAR ELECTRICAL, INC.
                               LAMAR ADVERTISING OF SOUTH
                                 DAKOTA, INC.
                               LAMAR ADVERTISING OF WEST VIRGINIA,
                                 INC.
                               LAMAR ADVERTISING OF ASHLAND, INC.
                               AMERICAN SIGNS, INC.

                               By:  /s/ KEITH A. ISTRE
                                  ----------------------------------------------
                                  Title: Chief Financial Officer

                               LAMAR TEXAS LIMITED PARTNERSHIP
                               By: Lamar Texas General Partner, Inc.,
                                     its general partner


                               By:  /s/ KEITH A. ISTRE
                                  ----------------------------------------------
                                  Title: Chief Financial Officer

                               LAMAR TENNESSEE LIMITED PARTNERSHIP
                               LAMAR TENNESSEE LIMITED
                                PARTNERSHIP II

                               By:  The Lamar Corporation, their general partner


                               By:  /s/ KEITH A. ISTRE
                                  ----------------------------------------------
                                  Title: Chief Financial Officer

                               LAMAR AIR, L.L.C.
                               By:  The Lamar Corporation, its manager


                               By:  /s/ KEITH A. ISTRE
                                  ----------------------------------------------
                                   Title: Chief Financial Officer



            Amendment No. 1 to Amended and Restated Credit Agreement

                               TLC PROPERTIES, L.L.C.
                               By:  TLC Properties, Inc., its manager


                               By:  /s/  KEITH A. ISTRE
                                  ----------------------------------------------
                                  Title: Chief Financial Officer




            Amendment No. 1 to Amended and Restated Credit Agreement

                                     LENDERS




                                            THE CHASE MANHATTAN BANK,
                                              as Lender and Administrative Agent



                                            By /s/ WILLIAM E. ROTTENO
                                              ----------------------------------
                                              Title: Vice President



ABN AMRO BANK N.V.                          BANKBOSTON, N.A.



By /s/ LAURIE C. TUZO                       By /s/ LENNY MASON
  --------------------------------            ----------------------------------
  Title: Senior Vice President                Title: Vice President


By /s/ ERIC R. HOLLINGSWORTH
  --------------------------------
  Title: Assistant Vice President



BANK OF MONTREAL, CHICAGO                   THE BANK OF NEW YORK
  BRANCH


By /s/ KAREN KLAPPER                        By /s/ JOHN R. CIULLA
  --------------------------------            ----------------------------------
  Title: Director                             Title: Vice President



THE BANK OF NOVA SCOTIA                     BANK OF TOKYO MITSUBISHI
                                              TRUST COMPANY


By /s/ VINCENT J. FITZGERALD, JR.           By /s/ GLENN B. ECKERT
  --------------------------------            ----------------------------------
  Title: Authorized Signature                 Title: Vice President



            Amendment No. 1 to Amended and Restated Credit Agreement

                                     LENDERS

BANK ONE, LOUISIANA,                        CIBC INC.
  NATIONAL ASSOCIATION


By /s/ ROBERT SCHNECKENBURGER               By /s/ TEFTA GHILAGA
  --------------------------------            ----------------------------------
   Title: Vice President                       Title: Executive Director
                                                      CIBC Oppenheimer Corp.,
                                                        As Agent


COMPAGNIE FINANCIERE DE CIC                 CITY NATIONAL BANK
  ET DE L'UNION EUROPEENNE


By /s/ MARCUS EDWARD                        By /s/ ROD BOLLINS
  --------------------------------            ----------------------------------
  Title: Vice President                       Title: Vice President


By /s/ ANTHONY ROCK
  --------------------------------
  Title: Vice President



CREDITANSTALT CORPORATE                     CRESTAR BANK
  FINANCE, INC.


By /s/ STEPHEN HIPP                         By /s/ J. ERIC MILLHAM
  --------------------------------            ----------------------------------
   Title: Associate                           Title: Vice President


By /s/ ROBERT BERINGER
  --------------------------------
  Title: Executive Vice President



            Amendment No. 1 to Amended and Restated Credit Agreement

                                     LENDERS



FIRST UNION NATIONAL BANK                   FLEET NATIONAL BANK



By   /s/ BRUCE W. LOFTIN                    By   /s/ TANYA M. CROSSLEY
  --------------------------------            ----------------------------------
  Title:  Senior Vice President               Title:  Vice President



THE FUJI BANK, LIMITED                      HIBERNIA NATIONAL BANK



By   /s/ TEIJI TERAMOTO                     By   /s/ JANET OLSON RACK
  --------------------------------            ----------------------------------
  Title:  Vice President & Manager            Title:  Senior Vice President



THE LONG - TERM CREDIT BANK                 MERITA BANK PLC, NEW YORK
  OF JAPAN, LIMITED                           BRANCH



By  /s/ SADAO MURAOKA                       By  /s/ FRANK MAFFEI
  --------------------------------            ----------------------------------
  Title:  Head of Southwest Region            Title:  Vice President


                                            By  /s/ PAUL BROOKS
                                              ----------------------------------
                                              Title:  Vice President

MERCANTILE BANK NATIONAL                    MICHIGAN NATIONAL BANK
ASSOCIATION


By  /s/ GAIL F. SCANNELL                    By  /s/  JEFFREY W. BILLIG
  --------------------------------            ----------------------------------
  Title:  Vice President                      Title:  Relationship Manager



            Amendment No. 1 to Amended and Restated Credit Agreement

                                     LENDERS

THE MITSUBISHI TRUST &                      PARIBAS
  BANKING CORPORATION


                                            By /s/ LYNNE S. RANDALL
                                              ----------------------------------
By  /s/ J. HAYASHI                              Title: Director
  --------------------------------
  Title:  Senior Vice President


STATE STREET BANK AND TRUST                 SUNTRUST BANK, CENTRAL
  COMPANY                                     FLORIDA N.A.



By  /s/ JOHN TYLER                          By  /s/ RONALD K. RUEVE
  --------------------------------            ----------------------------------
  Title: Vice President                         Title: Vice President



UNION BANK OF CALIFORNIA,                   U.S. BANK NATIONAL
  N.A.                                        ASSOCIATION



By  /s/ PETER C. CONNOY                     By  /s/ MATTHEW S. THORESON
  --------------------------------            ----------------------------------
  Title: Assistant Vice President             Title: Vice President




            Amendment No. 1 to Amended and Restated Credit Agreement